UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 7, 2011

___________________________________________________________________

COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 7, 2011, Covenant Transportation Group, Inc., a Nevada corporation (the “Company”), and its direct and indirect wholly-owned subsidiaries, Covenant Transport, Inc., a Tennessee corporation (“CTI”), CTG Leasing Company, a Nevada corporation (“CTGL”), Southern Refrigerated Transport, Inc., an Arkansas corporation (“SRT”), Covenant Asset Management, Inc., a Nevada corporation (“CAM”), Covenant Transport Solutions, Inc., a Nevada corporation (“CTS”), and Star Transportation, Inc., a Tennessee corporation (collectively with CTI, CTGL, SRT, CAM, and CTS, the “Borrowers”), entered into that certain Fifth Amendment to Third Amended and Restated Credit Agreement (the “Fifth Amendment”) with Bank of America, N.A., as agent (the “Agent”), and JPMorgan Chase Bank, N.A. (together with the Agent, the “Lenders”), which amends that certain Third Amended and Restated Credit Agreement, dated September 23, 2008, by and among the Company, the Borrowers, the Agent, and the Lenders, as amended (the “Credit Agreement”).

The Fifth Amendment adjusts the fixed charge coverage ratio required by the Credit Agreement to 0.95 to 1.0 for the twelve months ended September 30, 2011.  The required fixed charge coverage ratio for that period previously had been 1.0 to 1.0.  The fixed charge coverage ratio is measured monthly and was not changed for any period after the twelve months ended September 30, 2011.

The foregoing summary of the terms and conditions of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2011.

Item 2.02	Results of Operations and Financial Condition.

On October 7, 2011, the Company issued a press release announcing its expectations concerning financial results for the third quarter ended September 30, 2011.  A copy of the press release is attached to this report as Exhibit 99.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the Company's obligations under the Fifth Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
	99	Covenant Transportation Group, Inc. press release announcing the Fifth Amendment and expectations concerning financial results for the third quarter ended September 30, 2011.

The information contained in this report (Items 2.02 and 9.01) and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information in the exhibit hereto contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: October 7, 2011	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER 99	EXHIBIT DESCRIPTION Covenant Transportation Group, Inc. press release announcing the Fifth Amendment and expectations concerning financial results for the third quarter ended September 30, 2011